UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014 (December 19, 2014)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On the respective dates indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) acquired the following properties. For purposes of this table, dollar amounts are stated in millions, except for per square foot amounts:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent per Square Foot (2)	Average Remaining Lease Term in Years	Economic Occupancy (3)	Physical Occupancy
The Shoppes at Branson Hills(4) Branson, Missouri	12/19/2014	256,017	$42.8	6.6%	$3.3	$12.97	8 years	98.4%	98.4%
Branson Hills Plaza(5) Branson, Missouri	12/22/2014	210,201	$9.7	6.6%	$0.8	$3.80	17 years	100%	100%

(1)	The capitalization rate, or “cap rate,” is on a portfolio basis, not on an individual property basis. We determined the cap rate of the Kite Portfolio (defined below) by dividing the Kite Portfolio’s aggregate annualized net operating income (“NOI”) existing at the date we entered into the purchase and sale agreement by the contract purchase price of the Kite Portfolio (excluding amounts payable under earnout agreements as of the date of contract). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.
(3)	As used herein, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.
(4)	Includes the acquisition of the Kohl’s parcel.
(5)	Includes the acquisition of the TJ Maxx parcel.

We acquired the properties described in this current report on Form 8-K from a portfolio of retail properties to be acquired by us from subsidiaries of Kite Realty Group Trust (together, the “Kite Portfolio”) as described in our current report filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2014.

The Shoppes at Branson Hills – Kohl’s. On December 19, 2014, we indirectly acquired a fee simple interest in the remaining 68,725 square feet of space of the 256,017 square foot retail center known as The Shoppes at Branson Hills, located in Branson, Missouri. This 68,725 square foot space is currently leased by Kohl’s (the “Kohl’s Space”). We had previously acquired the remainder of the space at The Shoppes at Branson Hills on December 16, 2014, as described in our current report on Form 8-K filed with the SEC on December 22, 2014.

We purchased the Kohl’s Space from Kite Realty Group Trust, an unaffiliated third party, with a payment of approximately $9.0 million, which represented the remaining unpaid purchase price of The Shoppes at Branson Hills, plus closing costs of approximately $25,000. We funded approximately $2.5 million of the remaining purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the Kohl’s Space with a remaining principal balance of approximately $6.5 million (the “Kohl’s Loan”), representing the remainder of the purchase price. The terms of the Kohl’s Loan are discussed below under Item 2.03.

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The aggregate purchase price of The Shoppes at Branson Hills, including the Kohl’s Space, was approximately $42.8 million.

The Shoppes at Branson Hills was constructed in 2005. As of December 23, 2014, The Shoppes at Branson Hills, including the Kohl’s Space, was 98.4% occupied and leased to 23 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 8 years. The property is shadow anchored by a Wal-Mart that we will not acquire and will not own. There are three tenants occupying greater than 10% of the total gross leasable area of the property. Best Buy, a multinational consumer electronics retailer, leases 30,000 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $450,000, or approximately 14% of total annual base rent of the property based on leases in place as of December 23, 2014. Best Buy’s lease expires on April 30, 2021, and there are four 4-year renewal options with escalating rents, which may be exercised at the option of Best Buy as set forth in the lease. Bed Bath & Beyond, a national merchandise retail store, leases 25,000 square feet, or approximately 10% of the total gross leasable area of the property, and pays annual base rent of approximately $169,000, or approximately 5% of total annual base rent of the property based on leases in place as of December 23, 2014. Bed Bath & Beyond’s lease expires on January 31, 2019, and there are three 5-year renewal options with escalating rents, which may be exercised at the option of Bed Bath & Beyond as set forth in the lease. Kohl’s, a national department store retail chain, leases 68,725 square feet, or approximately 27% of the total gross leasable area of the property and pays annual base rent of approximately $592,000, or approximately 18% of total annual base rent of the property based on leases in place as of December 23, 2014. Kohl’s lease expires on January 31, 2028, and there are eight 5-year renewal options with escalating rents, which may be exercised at the option of Kohl’s as set forth in the lease. The other tenants leasing at least 2,000 square feet are Books a Million, PetCo, Maurice’s, Shoe Carnival, Dress Barn, MC Sports, Michael’s, Rue21, Arby’s, RadioShack, Pearle Vision, Freddy’s Frozen Custard and McDonald’s.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at The Shoppes at Branson Hills, including the Kohl’s Space.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	4	5,613	150,392	4.6%
2016	1	1,412	49,420	1.6%
2017	1	3,031	86,113	2.8%
2018	3	29,000	419,050	13.7%
2019	5	64,257	729,154	27.4%
2020	2	7,832	158,736	8.2%
2021	1	30,000	465,000	25.9%
2022	-	-	-	-
2023	3	33,614	544,134	41.0%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.
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The table below sets forth certain historical information with respect to the occupancy rate at The Shoppes at Branson Hills, including the Kohl’s Space, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	98%	$12.59
2012	100%	$12.41
2011	98%	$12.56
2010	96%	$12.50
2009	94%	$12.17

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 9 and 18 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 30,720 and the average household income within the same radius is over $48,900.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $181,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.9%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Branson Hills Plaza – TJ Maxx. On December 22, 2014, we indirectly acquired a fee simple interest in the remaining 30,300 square feet of space of the 210,201 square foot retail center known as Branson Hills Plaza, located in Branson, Missouri. This 30,300 square foot space is currently leased by TJ Maxx (the “TJ Maxx Space”). We had previously acquired the remainder of the space at Branson Hills Plaza on December 16, 2014, as described in our current report on Form 8-K filed with the SEC on December 22, 2014.

We purchased the TJ Maxx Space from Kite Realty Group Trust, an unaffiliated third party, with a payment of approximately $4.5 million, which represented the remaining unpaid purchase price of Branson Hills Plaza, plus closing costs of approximately $15,000. We funded approximately $1.5 million of the remaining purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the TJ Maxx Space with a remaining principal balance of approximately $3.0 million (the “TJ Maxx Loan”), representing the remainder of the purchase price. The terms of the TJ Maxx Loan are discussed below under Item 2.03.

The aggregate purchase price of Branson Hills Plaza, including the TJ Maxx Space, was approximately $9.7 million.

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Branson Hills Plaza was constructed in 2005. As of December 23, 2014, Branson Hills Plaza, including the TJ Maxx Space, was 100% occupied and leased to 7 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 17 years. The property is shadow anchored by a Target that we will not acquire and will not own. There are two tenants occupying greater than 10% of the total gross leasable area of the property. TJ Maxx, a national department store chain, leases 30,300 square feet, or approximately 14% of the total gross leasable area of the property, and pays annual base rent of approximately $288,000, or approximately 36% of total annual base rent of the property based on leases in place as of December 23, 2014. TJ Maxx’s lease expires on March 31, 2016, and there are three 5-year renewal options with escalating rents, which may be exercised at the option of TJ Maxx as set forth in the lease. Home Depot, a national home improvement store, ground leases 154,875 square feet, or approximately 74% of the total gross leasable area of the property, and pays annual base rent of approximately $118,000, or approximately 15% of total annual base rent of the property based on leases in place as of December 23, 2014. Home Depot’s lease expires on January 31, 2037, and there are six 5-year renewal options with escalating rents, which may be exercised at the option of Home Depot as set forth in the lease. The other tenants leasing at least 2,000 square feet are Chili’s (ground lease), Wendy’s (ground lease), Dollar Tree, Bedding Mart and Pizza Hut (ground lease).

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at Branson Hills Plaza, including the TJ Maxx Space.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2014	-	-	-	-
2015	-	-	-	-
2016	1	30,300	287,850	35.6%
2017	1	4,000	71,441	13.1%
2018	-	-	-	-
2019	-	-	-	-
2020	1	8,000	96,000	19.7%
2021	1	5,877	125,000	32.0%
2022	-	-	-	-
2023	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

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The table below sets forth certain historical information with respect to the occupancy rate at Branson Hills Plaza, including the TJ Maxx Space, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	100%	$3.79
2012	100%	$3.76
2011	98%	$3.54
2010	98%	$3.54
2009	98%	$3.54

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are 9 and 18 competitive shopping centers located within approximately three and five miles of the property, respectively. Within a five mile radius of the property the current population is over 30,720 and the average household income within the same radius is over $48,900.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $80,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.9%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

The information set forth above in this Item 2.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.1, 10.2 and 10.6, which are incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

Branson Hills – Kohl’s Loan.  On December 19, 2014, we, through our wholly owned subsidiary and the owner of the Kohl’s Space, IREIT SHOPPES AT BRANSON HILLS - K, L.L.C (the “Branson Hills Kohl’s Subsidiary”), assumed a loan with U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7 from KRG BRANSON HILLS K-II, LLC. The remaining principal amount of the loan was equal to approximately $6.5 million as of the date of the assumption. The loan is secured by a first priority mortgage on the Kohl’s Space.

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The loan bears interest at a fixed rate of 5.95% per annum. The maturity date on the loan is November 11, 2017. The loan requires the Branson Hills Kohl’s Subsidiary to make monthly payments of principal and interest in the amount of $39,955 until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. The Branson Hills Kohl’s Subsidiary does not have the right to prepay all or any portion of the principal amount of the loan. The Branson Hills Kohl’s Subsidiary may obtain the release of the property from the lien of the security instrument, subject to satisfying certain conditions set forth in the loan documents, including the payment of a defeasance deposit.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Branson Hills Kohl’s Subsidiary will be required to pay a default interest rate per annum equal to (i) the greater of (a) the applicable interest rate plus three percent (3%) and (b) the prime rate (as defined in the loan documents) plus four percent (4%) or (ii) the maximum interest rate that borrower may by law pay, whichever is lower.

We have guaranteed the obligations or liabilities of the Branson Hills Kohl’s Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud or intentional misrepresentation of the Branson Hills Kohl’s Subsidiary, its agents or principals; (ii) the Branson Hills Kohl’s Subsidiary’s misapplication or misappropriation of (a) rents received after the occurrence of an event of default, (b) tenant security deposits or rents collected in advance, or (c) insurance proceeds or condemnation awards; and (iii) the Branson Hills Kohl’s Subsidiary’s or the Company’s failure to comply with the provisions of the environmental indemnity. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, if a court of competent jurisdiction holds that the execution or delivery of any loan document is or constitutes a fraudulent conveyance under any bankruptcy, insolvency or fraudulent conveyance law or is otherwise voidable under any such laws.

Branson Hills – TJ Maxx Loan.  On December 22, 2014, we, through our wholly owned subsidiary and the owner of the TJ Maxx Space, IREIT BRANSON HILLS PLAZA - T, L.L.C. (the “Branson Hills TJ Maxx Subsidiary”), assumed a loan with U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4 from KRG BRANSON HILLS T-III, LLC. The remaining principal amount of the loan was equal to approximately $3.0 million as of the date of the assumption. The loan is secured by a first priority mortgage on the TJ Maxx Space.

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The loan bears interest at a fixed rate of 5.78% per annum. The maturity date on the loan is May 11, 2016. The loan requires the Branson Hills TJ Maxx Subsidiary to make monthly payments of principal and interest in the amount of $18,443 until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. The Branson Hills TJ Maxx Subsidiary does not have the right to prepay all or any portion of the principal amount of the loan. The Branson Hills TJ Maxx Subsidiary may obtain the release of the property from the lien of the security instrument, subject to satisfying certain conditions set forth in the loan documents, including the payment of a defeasance deposit.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Branson Hills TJ Maxx Subsidiary will be required to pay a default interest rate per annum equal to (i) the greater of (a) the applicable interest rate plus three percent (3%) and (b) the prime rate (as defined in the loan documents) plus four percent (4%) or (ii) the maximum interest rate that borrower may by law pay, whichever is lower.

We have guaranteed the obligations or liabilities of the Branson Hills TJ Maxx Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud or intentional misrepresentation of the Branson Hills TJ Maxx Subsidiary, its agents or principals; (ii) the Branson Hills TJ Maxx Subsidiary’s misapplication or misappropriation of (a) rents received after the occurrence of an event of default, (b) tenant security deposits or rents collected in advance, or (c) insurance proceeds or condemnation awards; and (iii) the Branson Hills TJ Maxx Subsidiary’s or the Company’s failure to comply with the provisions of the environmental indemnity. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, if a court of competent jurisdiction holds that the execution or delivery of any loan document is or constitutes a fraudulent conveyance under any bankruptcy, insolvency or fraudulent conveyance law or is otherwise voidable under any such laws.

The information set forth above in this Item 2.03 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.3–10.5 and 10.7–10.9, which are incorporated into this Item 2.03 by reference.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the properties described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b) Pro forma financial information.

The required pro forma financial information for the properties described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d) Exhibits

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Lease and Security Deposit (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by and between KRG BRANSON HILLS K-II, LLC and IREIT SHOPPES AT BRANSON HILLS - K, L.L.C.

10.3	Assumption Agreement (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by and among KRG BRANSON HILLS K-II, LLC, KITE REALTY GROUP, L.P., IREIT SHOPPES AT BRANSON HILLS - K, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.

10.4	Guaranty of Recourse Obligations of Borrower (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.
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10.5	Environmental Indemnity Agreement (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by IREIT SHOPPES AT BRANSON HILLS - K, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.

10.6	Assignment and Assumption of Lease and Security Deposit (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by and between KRG BRANSON HILLS T-III, LLC and IREIT BRANSON HILLS PLAZA – T, L.L.C.

10.7	Assumption Agreement (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by and among KRG BRANSON HILLS T-III, LLC, KITE REALTY GROUP, L.P., IREIT BRANSON HILLS PLAZA - T, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

10.8	Guaranty of Recourse Obligations of Borrower (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

10.9	Environmental Indemnity Agreement (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by IREIT BRANSON HILLS PLAZA - T, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	December 29, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Lease and Security Deposit (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by and between KRG BRANSON HILLS K-II, LLC and IREIT SHOPPES AT BRANSON HILLS - K, L.L.C.

10.3	Assumption Agreement (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by and among KRG BRANSON HILLS K-II, LLC, KITE REALTY GROUP, L.P., IREIT SHOPPES AT BRANSON HILLS - K, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.

10.4	Guaranty of Recourse Obligations of Borrower (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.

10.5	Environmental Indemnity Agreement (The Shoppes at Branson Hills – Kohl’s), dated as of December 19, 2014, by IREIT SHOPPES AT BRANSON HILLS - K, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C7.

10.6	Assignment and Assumption of Lease and Security Deposit (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by and between KRG BRANSON HILLS T-III, LLC and IREIT BRANSON HILLS PLAZA – T, L.L.C.

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10.7	Assumption Agreement (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by and among KRG BRANSON HILLS T-III, LLC, KITE REALTY GROUP, L.P., IREIT BRANSON HILLS PLAZA - T, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

10.8	Guaranty of Recourse Obligations of Borrower (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

10.9	Environmental Indemnity Agreement (Branson Hills Plaza – TJ Maxx), dated as of December 22, 2014, by IREIT BRANSON HILLS PLAZA - T, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR-BY-MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C4, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C4.

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